SUPPLEMENT DATED JUNE 29, 2009
TO

PROSPECTUSES DATED MAY 1, 2009
FOR SUN LIFE FINANCIAL MASTERS ACCESS NY, SUN LIFE FINANCIAL MASTERS EXTRA NY,
SUN LIFE FINANCIAL MASTERS CHOICE NY, AND SUN LIFE FINANCIAL MASTERS FLEX NY

AND TO PROSPECTUS DATED MAY 1, 2003
FOR MFS REGATTA EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On June 11, 2009, shareholders approved the merger of MFS Strategic Value Portfolio into the MFS Value Portfolio after the close of business on June 26, 2009.

Effective immediately, MFS Strategic Value Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from each of the above-listed prospectuses.

Please retain this supplement with your prospectus for future reference.

Masters NY, Regatta Extra NY (MFS merger) 6/09